                                                  ------------------------------
                                                    The Latin America
                                                    Equity Fund, Inc.
                                                  ------------------------------
                                                    ANNUAL REPORT
                                                    DECEMBER 31, 1999
                                                  ------------------------------



                                    [PHOTO]

CONTENTS

Letter to Shareholders ........................................................1

Portfolio Summary .............................................................6

Schedule of Investments .......................................................8

Statement of Assets and Liabilities ..........................................13

Statement of Operations ......................................................14

Statement of Changes in Net Assets ...........................................15

Financial Highlights .........................................................16

Notes to Financial Statements ................................................18

Report of Independent Accountants ............................................24

Results of Annual Meeting of Shareholders ....................................25

Description of InvestLink-SM- Program ........................................26

Recent Developments ..........................................................28



PICTURED ON THE COVER IS A SCENIC VIEW OF CARACAS, VENEZUELA.
-------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS


                                                                January 31, 2000

DEAR SHAREHOLDER:

I am writing to report on the activities of The Latin America Equity Fund, Inc. (the "Fund") for the year ended December 31, 1999.

At December 31, 1999, the Fund's net assets were $123.3 million. The Fund's net asset value ("NAV") was $17.04 per share, as compared to $10.06 at December 31, 1998.

PERFORMANCE: EFFECTIVE STOCK SELECTION AND COUNTRY ALLOCATIONS

For the year ended December 31, 1999, the Fund's total return, based on NAV, was 69.4%, versus 58.9% for the Morgan Stanley Capital International Emerging Markets Free Latin America Index ("EMFLA")*.

I attribute the Fund's outperformance of its EMFLA benchmark to a combination of effective stock selection and country allocation. We focused on high-quality, large-capitalization names in the largest markets. Many of these--particularly in the telecommunications, banking and media sectors--were among the names that attracted the most buying activity in the region's vigorous fourth-quarter rally.

- MEXICO. The key to the Fund's success in Mexico was stock selection. Specifically, we overweighted several companies in which we had great confidence. These included Telefonos de Mexico, S.A. and Grupo Televisa S.A. which led the Mexican market and were (and still are) two of the Fund's largest holdings. We also chose to overweight the banking sector, which generally did quite well.

- ARGENTINA. Argentine exposure benefited from our decision to underweight the market due to our perception that the overall environment was not sufficiently favorable, as well as our positions in selected oil and gas companies.

- COLOMBIA AND VENEZUELA. We underweighted both of these for much of the year in response to deteriorating political and macroeconomic conditions. This decision paid off, as Colombia (-13.7%) and Venezuela (-8.7%) were the year's worst-performing Latin American markets.

The main negative contributor to performance was stock selection in Brazil. One of the Fund's largest positions for much of the year was Telecomunicacoes de Sao Paulo S.A. ("Telesp"), the largest of Brazil's regional telecommunications providers. Unfortunately, Telesp shares underperformed in response to the poor treatment accorded its minority shareholders by its majority shareholder, Spain's Telefonica de Espana S.A. We ultimately liquidated our Telesp holdings in the year's second half.

1999: AN EXCITING TIME FOR LATIN AMERICA

Latin America was an exciting place in which to invest during 1999. Exciting in its economic progress. Exciting, as always, in its politics. And, ultimately, exciting in the performance of its equity markets.


--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS


During the year, we saw a Brazilian market that hit bottom and bounced back, as investors came to grips with a devalued currency and found new faith in a struggling political system and economy. Chile, under the heavy thumb of a record-setting drought and volatile commodity prices, fought back and ended the year on the way back up, with its economy expected to enjoy the fastest growth in the region in 2000. And Mexico continued to outperform sufficiently that its sovereign debt was widely expected to achieve investment-grade status in 2000, a major step up as global economies are measured.

All was not rosy, though; far from it. Had the year ended with the third quarter, this tale would have been uninspiring, to say the least. But it didn't, and the fourth quarter ended on a note that was both high and very, very sweet.

During the fourth quarter, virtually every Latin market generated positive returns. A continuing decline in sovereign risk helped to initiate powerful rallies in Brazil and Mexico, which rose 54.5% and 37.0%, respectively. Elsewhere, Colombia gained 20.6%, Chile 14.9% and Argentina 5.0%, while fiscal and political concerns pushed Peru (-1.2%) and Venezuela (-9.0%) into negative territory. [Note: all returns are those of the respective Morgan Stanley Capital International ("MSCI") country indices, expressed in U.S. dollar terms.]

Among the more important drivers of quarterly performance in the region were:

- RISKY ASSETS' RETURN TO FAVOR. Relatively risky assets offering the potential for higher returns returned to favor based on a more stable interest-rate environment in the U.S., persistent strength in commodity prices (especially oil) and an improving outlook for global economic growth. Investors turned their attention to Latin America accordingly, the net result of which was a near-doubling of daily trading volume to around $1.3 billion from around $700 million.

- RECORD-SETTING BRAZILIAN MARKET. In local-currency terms, Brazilian stocks exceeded their July 1997 all-time high. The market surged as a result of receding inflationary fears; significantly higher industrial production; a cleverly supported and strengthened currency; the almost assured attainment of the government's primary surplus target; and compelling valuations.

- BREAKTHROUGH IN MEXICO. After failing twice earlier in the year, the Mexican market was able to surpass its psychological resistance level of 6,100. Locals and foreigners alike enthusiastically applauded high liquidity levels, an improving country risk profile and accelerating inflows of foreign direct investment, among other factors.

All in all, a nice boom for a region that started the year with a bust. There is still much to be achieved, however, before widespread economic recovery can occur. But progress there was in 1999, and 2000 may well see the sun finally rise above the horizon and shine fully upon the Southern Hemisphere.


--------------------------------------------------------------------------------
2

LETTER TO SHAREHOLDERS


PORTFOLIO STRATEGY: PLAYING DEFENSE
--------------------------------------------------------------------------------


TOP 10 HOLDINGS, BY ISSUER*

                                                 % OF
     HOLDING                         COUNTRY  NET ASSETS
     -------                         -------  ----------
 1.  Telmex                          Mexico       8.7
 2.  Embratel                        Brazil       5.0
 3.  Tele Centro Sul                 Brazil       4.4
 4.  Tele Norte Leste                Brazil       4.0
 5.  Cemex                           Mexico       3.8
 6.  Televisa                        Mexico       3.7
 7.  CVRD                            Brazil       3.6
 8.  Petrobras                       Brazil       3.4
 9.  Cifra                           Mexico       3.1
10.  Banamex Accival                 Mexico       2.5
                                                 -----
     Total                                       42.2
                                                 -----
                                                 -----

-----------------

* Company names are abbreviations of those found in the chart on page 7.


            COUNTRY BREAKDOWN
            (% of net assets)

[CHART]

Mexico                             44.62
Other*                              4.81
Argentina                           4.17
Brazil                             35.60
Chile                               8.55
Cash & Other Assets                 2.25

-----------------

* Other includes Colombia, Global, Jamaica, Latin America, Peru and Venezuela.


I see good potential for selected Latin American markets to outperform over the next 12 months, driven by regional and global economic growth and the other factors already cited. Valuations, though somewhat high relative to historical averages, are attractive when compared to those of many markets elsewhere in the world.

Nonetheless, the strength of the fourth-quarter rally has led me to position the Fund defensively at present. As the nearby chart indicates, the largest allocations are to Mexico and Brazil, whose respective top-down and bottom-up stories are compelling. I have also increased exposure to Chile, whose economy appears to be on a tear. Among other markets, I have reduced exposure to Argentina and retain only minimal positions in the fairly illiquid and volatile markets of Colombia and Venezuela.

At the sector level, I have trimmed the Fund's holdings in telecommunications stocks in recognition of their recent surge. Telecoms were exceptional performers during the fourth quarter, as investors rode the wave of a global rally. Still, there is value to be had, and I continue to overweight the sector compared to EMFLA. I also favor media, financials, retailers, beverages and selected global cyclicals (I.E., cement, steel, mining, pulp and paper). Within these sectors, large-capitalization names continue to make up the bulk of the portfolio.

I note here that the Fund's performance in recent months additionally benefited from selective positions in smaller-capitalization, less-liquid issues that did very well. Our ability to invest in such names is one of the benefits of the closed-end fund structure, and I expect to identify and pursue similar opportunities as the region's economies stay on the road to recovery. This is particularly true in Mexico, Brazil and Chile, where certain undervalued small-caps are becoming more visible and more attractive to domestic and international investors alike.


--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS


OUTLOOK: SOLIDLY OPTIMISTIC

I am solidly optimistic about the prospects for Latin American equity markets. Here is a brief summary of why:

- Overall, the region's economic recovery remains intact and might even surprise on the upside. Benefiting from an upturn in global economic growth, regional GDP may grow as much as 3-4% in 2000, a major leap from its flat growth in 1999.

   Should commodity prices continue to strengthen, I would anticipate a significantly positive impact on the economies of Mexico, Peru and Chile. The latter, in fact, may grow as much as 6% in 2000, representing quite a turnaround from its recent past.

- Conditions in the major markets are favorable. Mexico is doing well on the economic and political fronts. Brazil should experience additional, if gradual, reductions in interest rates, inflation there should remain benign, the currency should remain strong and the economy should benefit from another year of record-high foreign direct investment. The environment in Chile could become even more exciting than it already is if laws limiting foreign investment activity there are relaxed.

- Latin markets may not be expensive when compared to their developed-world counterparts, but they are relative to their own historical averages. As we have seen in the U.S., however, historical averages may well need to be adjusted upward, particularly if the recent big gains in telecommunications and Internet-related stocks hold up over time.

As always, however, I must temper my optimism with a caveat of caution. Latin America is--and likely will continue to be--vulnerable to negative external developments. At present, the more notable among them include the possibility of a hard economic landing in the U.S. and rising global interest rates. Valuations in some sectors are high, furthermore, which increases the possibility of sector-specific corrections.

Respectfully,

/s/ Emily Alejos


Emily Alejos
Chief Investment Officer**

--------------------------------------------------------------------------------
4

LETTER TO SHAREHOLDERS


FROM CREDIT SUISSE ASSET MANAGEMENT, LLC:

I. Effective January 12, 1999, the Fund's investment adviser, BEA Associates, changed its name to Credit Suisse Asset Management, LLC ("CSAM"). In making the announcement, the firm said that it expected the new name to enhance its recognition as a global asset manager. CSAM is the investment division of Credit Suisse Group, one of the world's largest financial organizations, with $600 billion in assets under management.

II. All business units of Credit Suisse Group have successfully completed their year-end processing and reported ready for business without incident. In addition, our systems have been incident-free with no material Y2K issues.

III. We wish to remind shareholders whose shares are registered in their own name that they automatically participate in the Fund's dividend reinvestment program which is known as the InvestLink-SM- Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share repurchases. The Program is described on pages 26 through 28 of this report.








--------------------------------------------------------------------------------
* The Morgan Stanley Capital International Emerging Markets Free Latin America Index is an unmanaged index (with no defined investment objective) of Latin American equities that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley Capital International Inc.

** Emily Alejos, who is a Director of Credit Suisse Asset Management, LLC ("CSAM"), is primarily responsible for management of the Fund's assets. She has served the Fund in such capacity since November 9, 1999. Ms. Alejos joined CSAM in 1997 from Bankers Trust, where she was an emerging markets portfolio manager. Previously, she focused on Latin American equities at G.T. Capital Management in San Francisco. Ms. Alejos is Chief Investment Officer of the Fund. She is also Chief Investment Officer of The Brazilian Equity Fund, Inc. and The Latin America Investment Fund, Inc. and Investment Officer of The Chile Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.
PORTFOLIO SUMMARY - AS OF DECEMBER 31, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

               GEOGRAPHIC ASSET BREAKDOWN
               AS A PERCENT OF NET ASSETS

[GRAPH]

                              December 31, 1999    December 31, 1998
Argentina                            4.17             12.72
Brazil                              35.60             31.67
Chile                                8.55              8.28
Colombia                             0.97              0.91
Jamaica                              0.99              0.96
Latin America                        0.16              0.31
Mexico                              44.62             34.75
Peru                                 1.73              4.94
Venezuela                            0.32              1.43
Global                               0.64              0.45
Cash & Cash Equivalents              2.25              3.58


                       SECTOR ALLOCATION
                   AS A PERCENT OF NET ASSETS

[GRAPH]

                                                 December 31, 1999   December 31, 1998
Banking                                                 5.17                5.67
Broadcast, Radio & Television                           3.67                2.01
Cellular Telecommunications                             3.63                0.00
Cement                                                  3.85                3.78
Diversified Operations                                  2.16                1.04
Financial Services                                      4.67                3.41
Food & Beverages                                       13.48               10.47
Investment & Holding Companies                          5.87                5.78
Local and/or Long Distance Telephone Service           15.29               11.91
Mining                                                  5.13                5.46
Oil & Natural Gas                                       5.31               12.68
Paper Products                                          4.32                3.55
Retail                                                  3.80                3.63
Steel                                                   2.90                0.29
Telecommunications                                     10.97               14.07
Fixed or Floating Rate Investments                      0.16                1.77
Other                                                   7.34               10.82
Cash & Cash Equivalents                                 2.28                3.66


--------------------------------------------------------------------------------
6

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.
PORTFOLIO SUMMARY - AS OF DECEMBER 31, 1999 (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------


TOP 10 HOLDINGS, BY ISSUER
--------------------------------------------------------------------------------

                                                                                                         Percent of
      Holding                                                Sector                         Country      Net Assets
--------------------------------------------------------------------------------------------------------------------
 1.  Telefonos de Mexico, S.A.                         Telecommunications                   Mexico           8.7
--------------------------------------------------------------------------------------------------------------------
 2.  Embratel Participacoes S.A.          Local and/or Long Distance Telephone Service      Brazil           5.0
--------------------------------------------------------------------------------------------------------------------
 3.  Tele Centro Sul Participacoes S.A.   Local and/or Long Distance Telephone Service      Brazil           4.4
--------------------------------------------------------------------------------------------------------------------
 4.  Tele Norte Leste Participacoes S.A.  Local and/or Long Distance Telephone Service      Brazil           4.0
--------------------------------------------------------------------------------------------------------------------
 5.  Cemex, S.A. de C.V.                                     Cement                         Mexico           3.8
--------------------------------------------------------------------------------------------------------------------
 6.  Grupo Televisa S.A.                          Broadcast, Radio & Television             Mexico           3.7
--------------------------------------------------------------------------------------------------------------------
 7.  Companhia Vale do Rio Doce                              Mining                         Brazil           3.6
--------------------------------------------------------------------------------------------------------------------
 8.  Petroleo Brasileiro S.A.                           Oil & Natural Gas                   Brazil           3.4
--------------------------------------------------------------------------------------------------------------------
 9.  Cifra S.A. de C.V.                                      Retail                         Mexico           3.1
--------------------------------------------------------------------------------------------------------------------
10.  Grupo Financiero Banamex Accival, S.A. de C.V.    Financial Services                   Mexico           2.5
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                    No. of           Value
Description                                       Shares/Units      (Note A)
--------------------------------------------------------------------------------
  EQUITY OR EQUITY-LINKED SECURITIES-97.56%
  ARGENTINA-4.17%
  BANKING-0.91%
Banco de Galicia y Buenos Aires
   S.A. de C.V., ADR .......................       27,512          $545,081
Banco Frances S.A. ADR .....................       24,300           575,606
                                                               -----------------
                                                                  1,120,687
                                                               -----------------
  LOCAL AND/OR LONG DISTANCE
  TELEPHONE SERVICE-1.80%
Telecom Argentina Stet - France
  Telecom S.A. ADR .........................       64,900         2,222,825
                                                               -----------------
  OIL & NATURAL GAS-0.98%
Perez Companc S.A. .........................       68,899           352,814
Perez Companc S.A. ADR .....................       83,900           859,237
                                                               -----------------
                                                                  1,212,051
                                                               -----------------
  STEEL-0.48%
Siderca S.A.I.C. ...........................      279,800           587,665
                                                               -----------------
TOTAL ARGENTINA (Cost $4,658,559) ..........                      5,143,228
                                                               -----------------
  BRAZIL-35.60%
  BANKING-3.46%
Banco Bradesco S.A. PN .....................  203,837,952         1,598,884
Banco Bradesco S.A., Rights
  (expiring 12/25/49)+ .....................   13,236,031            52,534
Banco do Brasil S.A., Series A,
  Warrants (expiring 06/30/01)+ ............   11,076,400             8,032
Banco do Brasil S.A., Series B,
  Warrants (expiring 06/30/06)+ ............   16,614,600            15,175
Banco do Brasil S.A., Series C,
  Warrants (expiring 06/30/11)+ ............   27,691,000            28,205
Banco Itau S.A. PN .........................   29,889,580         2,564,564
                                                               -----------------
                                                                  4,267,394
                                                               -----------------


                                                    No. of          Value
Description                                         Shares         (Note A)
--------------------------------------------------------------------------------
  CELLULAR TELECOMMUNICATIONS-1.60%
Telemig Celular S.A. PNC+ ..................      144,037      $      2,626
Telesp Celular Participacoes
  S.A. ADR .................................       46,300         1,961,962
                                                               -----------------
                                                                  1,964,588
                                                               -----------------
  ELECTRIC DISTRIBUTION-0.56%
Eletropaulo Metropolitana -
  Eletricidade de Sao Paulo
  S.A. PN ..................................   10,659,100           690,349
                                                               -----------------
  FERTILIZER-0.03%
Serrana S.A. ON+ ...........................       27,210            15,665
Serrana S.A. PN+ ...........................       32,445            17,781
                                                               -----------------
                                                                     33,446
                                                               -----------------
  FOOD & BEVERAGES-3.91%
Companhia Brasileira de
  Distribuicao Grupo Pao de
  Acucar ADR ...............................       85,000         2,746,562
Companhia Cervejaria
  Brahma PN ................................    2,720,543         1,987,886
Seara Alimentos S.A. .......................  160,771,340            80,986
                                                               -----------------
                                                                  4,815,434
                                                               -----------------
  LOCAL AND/OR LONG DISTANCE
  TELEPHONE SERVICE-13.49%
Embratel Participacoes S.A. ADR ............      228,090         6,215,452
Tele Centro Sul Participacoes
  S.A. ADR .................................       60,540         5,494,005
Tele Norte Leste Participacoes
  S.A. ADR .................................      192,700         4,913,850
Telecomunicacoes Brasileiras
  S.A. PN ..................................   43,464,259               962
Telecomunicacoes de Minas
  Gerais S.A. PNB ..........................      144,037             5,573
Telecomunicacoes
  de Sao Paulo S.A. ........................          434                 6
                                                               -----------------
                                                                 16,629,848
                                                               -----------------


--------------------------------------------------------------------------------
8


--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                                    No. of          Value
Description                                         Shares         (Note A)
--------------------------------------------------------------------------------
  MINING-3.57%
Companhia Vale do Rio Doce
  PNA ......................................      159,108        $4,403,764
                                                               -----------------
  Oil & NATURAL GAS-4.33%
Petroleo Brasileiro S.A. ADR ...............      181,400         4,162,183
Ultrapar Participacoes S.A. ADR+ ...........      102,200         1,175,300
                                                               -----------------
                                                                  5,337,483
                                                               -----------------
  PAPER PRODUCTS-2.56%
Aracruz Celulose S.A. ADR ..................       66,800         1,753,500
Votorantim Celulose e Papel
  S.A. PN ..................................   30,457,757         1,399,388
                                                               -----------------
                                                                  3,152,888
                                                               -----------------
  STEEL-0.97%
Gerdau S.A. PN .............................   45,139,285         1,199,383
                                                               -----------------
  UTILITIES-1.12%
Centrais Eletricas Brasileiras
  S.A. PNB .................................   58,000,000         1,383,781
                                                               -----------------
TOTAL BRAZIL (Cost $29,851,788) ............                     43,878,358
                                                               -----------------
  CHILE-8.52%
  BANKING-0.80%
Banco de Credito e Inversiones .............      121,029           982,397
                                                               -----------------
  CONSUMER DURABLES-0.36%
Empresas Almacenes Paris S.A. ..............      366,549           449,753
                                                               -----------------
  ELECTRIC DISTRIBUTION-0.79%
Chilectra S.A. ADR .........................       48,000           978,480
                                                               -----------------
  ELECTRIC GENERATION-0.78%
Empresa Nacional de
  Electricidad S.A. ........................    1,193,650           563,308
Enersis S.A. ...............................      839,404           392,963
                                                               -----------------
                                                                    956,271
                                                               -----------------
--------------------------------------------------------------------------------
                                                    No. of          Value
Description                                         Shares         (Note A)
--------------------------------------------------------------------------------
  ENGINEERING & CONSTRUCTION-0.27%
Besalco S.A. ...............................       64,421      $    179,977
Maderas y Sinteticos S.A. ..................      341,850           152,937
                                                               -----------------
                                                                    332,914
                                                               -----------------
  FERTILIZER-0.80%
Sociedad Quimica y Minera de
  Chile S.A. ................................         213             6,710
Sociedad Quimica y Minera de
  Chile S.A., ADR ...........................      19,300           609,156
Sociedad Quimica y Minera de
  Chile S.A., Class A .......................      81,321           262,499
Sociedad Quimica y Minera de
  Chile S.A., Class B .......................      35,000           110,335
                                                               -----------------
                                                                    988,700
                                                               -----------------
  FINANCIAL SERVICES-0.00%
Invercap S.A. ..............................       12,094             5,936
                                                               -----------------
  FOOD & BEVERAGES-1.34%
Compania Cervecerias Unidas
  S.A. .....................................       88,567           561,746
Compania Cervecerias Unidas
  S.A. ADR .................................       16,700           535,444
Embotelladora Andina S.A. PNA ..............      174,674           527,567
Embotelladora Andina S.A. PNB ..............       10,923            26,393
                                                               -----------------
                                                                  1,651,150
                                                               -----------------
  FORESTRY-1.47%
Compania de Petroleos de Chile
  S.A. .....................................      277,815         1,232,403
Empresas CMPC S.A. .........................       56,159           579,877
                                                               -----------------
                                                                  1,812,280
                                                               -----------------
  INSURANCE-0.11%
Compania de Seguros La
  Prevision Vida S.A.+ .....................      217,878           135,724
                                                               -----------------
  PHARMACEUTICALS-0.09%
Laboratorio Chile S.A. .....................      122,018           111,711
                                                               -----------------


--------------------------------------------------------------------------------
                                                                               9


--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                                    No. of           Value
Description                                       Shares/Units      (Note A)
--------------------------------------------------------------------------------
  REAL ESTATE INVESTMENT & MANAGEMENT-0.09%
Parque Arauco S.A. .........................      200,000       $   107,598
                                                               -----------------
  RETAIL-0.32%
Sociedad Anonima Comercial e
  Industrial Falabella .....................      350,994           394,226
                                                               -----------------
  STEEL-0.23%
Compania Acero del Pacifico
  S.A. .....................................      155,931           286,990
                                                               -----------------
  TELECOMMUNICATIONS-1.07%
Compania de Telecomunicaciones
  de Chile S.A. ADR ........................       52,200           952,650
Compania de Telecomunicaciones
  de Chile S.A., Class A ...................       79,573           360,501
                                                               -----------------
                                                                  1,313,151
                                                               -----------------
TOTAL CHILE (Cost $8,789,088) ..............                     10,507,281
                                                               -----------------
  COLOMBIA-0.97%

  CEMENT-0.00%
Cementos Paz del Rio
  S.A. ADR++ ...............................           31               206
                                                               -----------------
  Food & Beverages-0.97%
Bavaria S.A. ...............................      272,576         1,192,066
                                                               -----------------
Total Colombia (Cost $955,741) .............                      1,192,272
                                                               -----------------
  JAMAICA-0.99%

  INVESTMENT & HOLDING COMPANIES-0.99%
Jamaican Assets I L.P.**+
  (Cost $1,054,295) ........................      939,513         1,221,198
                                                               -----------------

                                                    No. of          Value
Description                                         Shares         (Note A)
--------------------------------------------------------------------------------
  MEXICO-44.62%

  BROADCAST, RADIO & TELEVISION-3.67%
Grupo Televisa S.A. GDR+ ...................       66,300        $4,524,975
                                                               -----------------
  CELLULAR TELECOMMUNICATIONS-2.03%
Nuevo Grupo Iusacell S.A. de
  C.V. ADR, V Shares+ ......................      167,465         2,501,508
                                                               -----------------
  CEMENT-3.85%
Cemex, S.A. de C.V. ADR+ ...................      170,100         4,741,538
                                                               -----------------
  DIVERSIFIED OPERATIONS-2.16%
Alfa, S.A., Series A+ ......................      356,415         1,673,928
Desc, S.A. de C.V. ADR+ ....................       59,200           991,600
                                                               -----------------
                                                                  2,665,528
                                                               -----------------
  ENTERTAINMENT-0.58%
Corporacion Interamericana de
  Entretenimiento S.A., Class B ............      178,100           711,460
                                                               -----------------
  FINANCIAL SERVICES-4.37%
Grupo Financiero Banamex
  Accival, S.A. de C.V., Series O+ .........      775,796         3,111,372
Grupo Financiero Bancomer, S.A.
  de C.V, Series O .........................    2,740,010         1,145,165
Grupo Financiero Inbursa, S.A.
  de C.V., Series O+ .......................      277,168         1,134,999
                                                               -----------------
                                                                  5,391,536
                                                               -----------------
  FOOD & BEVERAGES-7.26%
Coca-Cola Femsa S.A. ADR ...................      155,881         2,737,660
Fomento Economico Mexicano,
  S.A. de C.V. ADR .........................       62,370         2,775,465
Grupo Modelo, S.A. de C.V.,
  Series C .................................      801,372         2,199,016
Panamerican Beverages, Inc.,
  Class A ..................................       60,000         1,233,750
                                                               -----------------
                                                                  8,945,891
                                                               -----------------


--------------------------------------------------------------------------------
10

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                                    No. of          Value
Description                                         Shares         (Note A)
--------------------------------------------------------------------------------
  INVESTMENT & HOLDING COMPANIES-4.24%
Carso Global Telecom,
  Series A1+ ...............................      324,334        $3,046,515
Grupo Carso S.A. de C.V.,
  Series A1+ ...............................      439,041         2,187,096
                                                               -----------------
                                                                  5,233,611
                                                               -----------------
  MINING-1.33%
Grupo Mexico S.A., Series B ................      329,752         1,633,969
                                                               -----------------
  PAPER PRODUCTS-1.76%
Kimberly-Clark De Mexico, S.A.
  de C.V., Series A ........................      556,495         2,173,120
                                                               -----------------
  RETAIL-3.48%
Cifra S.A. de C.V. ADR+ ....................      188,500         3,777,936
Grupo Sanborns S.A., Series B1+ ............      229,673           509,038
                                                               -----------------
                                                                  4,286,974
                                                               -----------------
  STEEL-1.22%
Tubos de Acero de Mexico,
  S.A. ADR .................................      110,900         1,504,081
                                                               -----------------
  TELECOMMUNICATIONS-8.67%
Telefonos de Mexico, S.A.,
  Class L ADR ..............................       95,000        10,687,500
                                                               -----------------
TOTAL MEXICO (Cost $40,703,461) ............                     55,001,691
                                                               -----------------
  PERU-1.73%

  ENGINEERING & CONSTRUCTION-0.29%
Ferreyros S.A. .............................      617,319           334,304
Tecsur S.A.+ ...............................       78,486            20,581
                                                               -----------------
                                                                    354,885
                                                               -----------------
  FINANCIAL SERVICES-0.30%
Credicorp Limited ..........................       31,012           372,144
                                                               -----------------


                                                    No. of           Value
Description                                       Shares/Units      (Note A)
--------------------------------------------------------------------------------
  MINING-0.23%
Southern Peru Copper Corp.
  ADR ......................................       17,900       $   276,331
                                                               -----------------
  TELECOMMUNICATIONS-0.91%
Telefonica del Peru S.A. ADR ...............       83,960         1,122,965
                                                               -----------------
TOTAL PERU (Cost $2,011,764) ...............                      2,126,325
                                                               -----------------
  VENEZUELA-0.32%

  TELECOMMUNICATIONS-0.32%
Venworld Telecommunications**+
  (Cost $817,105) ..........................       40,161           395,123
                                                               -----------------
  GLOBAL-0.64%

  INVESTMENT & HOLDING COMPANIES-0.64%
Emerging Markets Ventures I L.P. **+#
  (Cost $742,023) ..........................      711,734           785,327
                                                               -----------------
TOTAL EQUITY OR EQUITY-LINKED
  SECURITIES (Cost $89,583,824).............                    120,250,803
                                                               -----------------
  FIXED OR FLOATING RATE INVESTMENTS-0.16%
  ARGENTINA-0.00%

                                              Par (000)
                                             -------------
Republic of Argentina, Bocon
  Pre 2, 5.696%, 04/01/01(a)
  (Cost $195) .............................. USD        0               189
                                                               -----------------
  LATIN AMERICA-0.16%
International Wireless
  Communications, Inc., Senior
  Secured Note, 08/17/02*+(b)
  (Cost $451,280) ..........................          323           200,116
                                                               -----------------
TOTAL FIXED OR FLOATING RATE
  INVESTMENTS (Cost $451,475) ..............                        200,305
                                                               -----------------


--------------------------------------------------------------------------------
                                                                              11


--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------
                                                    No. of          Value
Description                                         Shares         (Note A)
--------------------------------------------------------------------------------
  SHORT-TERM INVESTMENTS-0.03%

  CHILEAN MUTUAL FUNDS-0.03%
Fondo Mutuo Citicorp Cash ..................        9,272        $    20,516
Fondo Mutuo Security Check .................        2,741             12,346
                                                               -----------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $31,941) ...........................                          32,862
                                                               -----------------
TOTAL INVESTMENTS-97.75%
  (Cost $90,067,240) (Notes A,D) ...........                     120,483,970
CASH AND OTHER ASSETS IN
  EXCESS OF LIABILITIES-2.25% ..............                       2,777,671
                                                               -----------------
NET ASSETS-100.00% .........................                    $123,261,641
                                                               -----------------
                                                               -----------------

--------------------------------------------------------------------------------

*    Not readily marketable security.
**   Restricted security, not readily marketable (See Note F).
+    Security is non-income producing.
++ SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers."
# As of December 31, 1999, the Fund committed to investing an additional $512,889 of capital.
(a) Floating rate bond; rate resets based on 1-month U.S. dollar London Interbank Offered Rate (LIBOR). Pro-rata sinking fund has been established.
(b)  As of March 31, 1998, this investment ceased accruing interest.
ADR  American Depositary Receipts.
GDR  Global Depositary Receipts.
ON   Ordinary Shares.
PN   Preferred Shares.
PNA  Preferred Shares, Class A.
PNB  Preferred Shares, Class B.
PNC  Preferred Shares, Class C.
USD  United States Dollars.


--------------------------------------------------------------------------------
12                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1999
--------------------------------------------------------------------------------

  ASSETS

Investments, at value (Cost $90,067,240) (Note A) .........................................         $120,483,970
Cash (including $149,637 of foreign currencies with a cost of $149,497) (Note A) ..........            2,385,418
Receivables:
   Dividends ..............................................................................              474,349
   Investments sold .......................................................................              371,859
Prepaid expenses ..........................................................................                4,733
                                                                                                    ------------
Total Assets ..............................................................................          123,720,329
                                                                                                    ------------

  LIABILITIES

Payables:
   Investment advisory fees (Note B) ......................................................              298,526
   Administration fees (Note B) ...........................................................               36,749
   Other accrued expenses .................................................................              123,413
                                                                                                    ------------
Total Liabilities .........................................................................              458,688
                                                                                                    ------------
NET ASSETS (applicable to 7,235,428 shares of common stock outstanding) (Note C) ..........         $123,261,641
                                                                                                    ------------
                                                                                                    ------------

NET ASSET VALUE PER SHARE ($123,261,641 DIVIDED BY 7,235,428) .............................               $17.04
                                                                                                    ------------
                                                                                                    ------------

  NET ASSETS CONSIST OF

Capital stock, $0.001 par value; 7,235,428 shares issued and outstanding
  (100,000,000 shares authorized) .........................................................         $      7,236
Paid-in capital ...........................................................................          120,495,828
Accumulated net realized loss on investments and foreign currency related transactions ....          (27,658,249)
Net unrealized appreciation in value of investments and translation of other
  assets and liabilities denominated in foreign currencies ................................           30,416,826
                                                                                                    ------------
Net assets applicable to shares outstanding ...............................................         $123,261,641
                                                                                                    ------------
                                                                                                    ------------


--------------------------------------------------------------------------------
See accompanying notes to financial statements.                               13

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

  INVESTMENT INCOME

Income (Note A):
   Dividends ..............................................................................        $  2,545,736
   Interest ...............................................................................             164,703
   Less: Foreign taxes withheld ...........................................................            (280,864)
                                                                                                   ------------
   Total Investment Income ................................................................           2,429,575
                                                                                                   ------------

Expenses:
   Investment advisory fees (Note B) ......................................................           1,237,005
   Administration fees (Note B) ...........................................................             179,148
   Custodian fees .........................................................................             133,441
   Audit and legal fees ...................................................................             119,551
   Printing ...............................................................................             111,885
   Accounting fees ........................................................................              82,490
   Directors' fees ........................................................................              43,365
   Transfer agent fees ....................................................................              39,094
   NYSE listing fees ......................................................................              16,170
   Insurance ..............................................................................              10,104
   Other ..................................................................................              26,044
   Brazilian taxes (Note A) ...............................................................              80,117
                                                                                                   ------------
   Total Expenses .........................................................................           2,078,414
   Less: Fee waivers (Note B) .............................................................             (75,649)
                                                                                                   ------------
     Net Expenses .........................................................................           2,002,765
                                                                                                   ------------
     Net Investment Income ................................................................             426,810
                                                                                                   ------------

  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY
  RELATED TRANSACTIONS

Net realized gain/(loss) from:
   Investments ............................................................................           1,714,172
   Foreign currency related transactions ..................................................            (216,618)
Net change in unrealized depreciation in value of investments and translation
  of other assets and liabilities denominated in foreign currencies .......................          46,392,673
                                                                                                   ------------
Net realized and unrealized gain on investments and foreign currency related transactions..          47,890,227
                                                                                                   ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ......................................         $48,317,037
                                                                                                   ------------
                                                                                                   ------------


--------------------------------------------------------------------------------
14                               See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            For the Years Ended December 31,
                                                                                         --------------------------------------
                                                                                             1999                      1998
                                                                                         --------------------------------------
  INCREASE/(DECREASE) IN NET ASSETS

Operations:
   Net investment income .............................................................   $    426,810              $   1,298,894
   Net realized gain/(loss) on investments and foreign currency related
     transactions ....................................................................      1,497,554                (28,447,116)
   Net change in unrealized appreciation/(depreciation) in value of investments and translation of other assets and liabilities denominated
     in foreign currencies ...........................................................     46,392,673                (33,578,308)
                                                                                         ------------              -------------
      Net increase/(decrease) in net assets resulting from operations ................     48,317,037                (60,726,530)
                                                                                         ------------              -------------
Dividends to shareholders (Note A):
   Net investment income .............................................................             --                   (947,499)
                                                                                         ------------              -------------
Capital share transactions (Note C):
   Proceeds from 23,364 shares issued in reinvestment of dividends ...................             --                    297,889

   Cost of 1,378,200 shares and 10,100 shares repurchased, respectively
     (Note G) ........................................................................    (11,731,377)                   (77,509)
                                                                                         ------------              -------------
      Net increase/(decrease) in net assets resulting from capital
        share transactions ...........................................................    (11,731,377)                   220,380
                                                                                         ------------              -------------
      Total increase/(decrease) in net assets ........................................     36,585,660                (61,453,649)
                                                                                         ------------              -------------

  NET ASSETS

Beginning of year ....................................................................     86,675,981                148,129,630
                                                                                         ------------              -------------
End of year ..........................................................................   $123,261,641              $  86,675,981
                                                                                         ------------              -------------
                                                                                         ------------              -------------


--------------------------------------------------------------------------------
See accompanying notes to financial statements.                              15

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
-------------------------------------------------------------------------------

                                                                                      --------------------------------------------
                                                                                        1999             1998               1997
                                                                                      --------        --------            --------
  PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period ................................................   $10.06          $17.22              $16.89
                                                                                      --------        --------            --------
Net investment income ...............................................................     0.06+           0.15                0.15
Net realized and unrealized gain/
    (loss) on investments and foreign currency related transactions .................     6.49           (7.20)++             1.84
                                                                                      --------        --------            --------
Net increase/(decrease) in net assets resulting from operations .....................     6.55           (7.05)               1.99
                                                                                      --------        --------            --------
Dividends and distributions to shareholders:
       Net investment income ........................................................       --           (0.11)              (0.16)

       Net realized gain on investments and foreign currency related transactions ...       --              --               (1.50)
       In excess of net realized gains ..............................................       --              --                  --
                                                                                      --------        --------            --------
Total dividends and distributions to shareholders ...................................       --           (0.11)              (1.66)
                                                                                      --------        --------            --------
Anti-dilutive impact due to capital shares repurchased ..............................     0.43              --                  --
Effect of reduction of accrued offering costs .......................................       --              --                  --
Dilutive impact due to capital share rights offering ................................       --              --                  --
                                                                                      --------        --------            --------
Net asset value, end of period ......................................................   $17.04          $10.06              $17.22
                                                                                      --------        --------            --------
                                                                                      --------        --------            --------
Market value, end of period .........................................................  $12.625          $7.188             $13.688
                                                                                      --------        --------            --------
                                                                                      --------        --------            --------
Total investment return (a) .........................................................    75.65%         (46.63)%             10.29%
                                                                                      --------        --------            --------
                                                                                      --------        --------            --------

  RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted) ............................................. $123,262         $86,676            $148,130
Ratio of expenses to average net assets (c) .........................................     2.14%           2.41%               1.89%
Ratio of expenses to average net assets, excluding fee waivers ......................     2.22%           2.60%               2.02%
Ratio of expenses to average net assets, excluding taxes ............................     2.05%           1.77%               1.65%
Ratio of net investment income to average net assets ................................     0.46%           1.12%               0.77%
Portfolio turnover rate .............................................................   161.71%         142.35%             111.83%
--------------------------------------------------------------------------------

*    Commencement of investment operations.
**   Initial public offering price of $15.00 per share less underwriting discount of $1.05 per share and offering expenses of $0.10 per share.
+    Based on average shares outstanding.
++   Includes a $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic dividend reinvestment program.
(a)  Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c)  Ratios reflect actual expenses incurred by the Fund. Amounts are net of fee waivers and inclusive of taxes.

--------------------------------------------------------------------------------
16

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                           For the Years Ended December 31,
                                                                                      -------------------------------------------
                                                                                         1996           1995            1994
                                                                                       --------       --------        --------

  PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period ................................................    $14.93          $17.92         $22.50
                                                                                       --------        --------       --------
Net investment income ...............................................................      0.19            0.06           0.01+
Net realized and unrealized gain/
    (loss) on investments and foreign currency related transactions .................      1.83           (2.81)          0.96
                                                                                       --------        --------       --------
Net increase/(decrease) in net assets resulting from operations .....................      2.02           (2.75)          0.97
                                                                                       --------        --------       --------
Dividends and distributions to shareholders:
       Net investment income ........................................................     (0.06)             --          (0.17)

       Net realized gain on investments and foreign currency related transactions ...        --           (0.24)         (3.10)
       In excess of net realized gains ..............................................        --              --             --
                                                                                       --------        --------       --------
Total dividends and distributions to shareholders ...................................     (0.06)          (0.24)         (3.27)
                                                                                       --------        --------       --------
Anti-dilutive impact due to capital shares repurchased ..............................        --              --             --
Effect of reduction of accrued offering costs .......................................        --              --             --
Dilutive impact due to capital share rights offering ................................        --              --          (2.28)
                                                                                       --------        --------       --------
Net asset value, end of period ......................................................    $16.89          $14.93         $17.92
                                                                                       --------        --------       --------
                                                                                       --------        --------       --------
Market value, end of period .........................................................   $14.000         $12.875        $17.625
                                                                                       --------        --------       --------
                                                                                       --------        --------       --------
Total investment return (a) .........................................................      9.18%         (25.65)%       (17.78)%
                                                                                       --------        --------       --------
                                                                                       --------        --------       --------

  RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted) .............................................  $145,230        $128,377       $153,128
Ratio of expenses to average net assets (c) .........................................      1.69%           2.04%          1.94%
Ratio of expenses to average net assets, excluding fee waivers ......................      1.80%           2.15%            --
Ratio of expenses to average net assets, excluding taxes ............................        --            1.81%          1.70%
Ratio of net investment income to average net assets ................................      1.16%           0.42%          0.04%
Portfolio turnover rate .............................................................     43.22%          27.05%         68.46%


                                                                                           For the Years          For the Period
                                                                                         Ended December 31,      October 30, 1991*
                                                                                      ----------------------          through
                                                                                        1993           1992      December 31, 1991
                                                                                      --------      --------    ------------------

  PER SHARE OPERATING PERFORMANCE

Net asset value, beginning of period ................................................   $14.37        $15.44             $13.85**
                                                                                      --------      --------          ---------
Net investment income ...............................................................     0.11+         0.21               0.06
Net realized and unrealized gain/
    (loss) on investments and foreign currency related transactions .................     8.75          0.43               1.60
                                                                                      --------      --------          ---------
Net increase/(decrease) in net assets resulting from operations .....................     8.86          0.64               1.66
                                                                                      --------      --------          ---------
Dividends and distributions to shareholders:
       Net investment income ........................................................       --         (0.21)             (0.06)

       Net realized gain on investments and foreign currency related transactions ...    (0.75)        (1.32)             (0.01)
       In excess of net realized gains ..............................................       --         (0.18)                --
                                                                                      --------      --------          ---------
Total dividends and distributions to shareholders ...................................    (0.75)        (1.71)             (0.07)
                                                                                      --------      --------          ---------
Anti-dilutive impact due to capital shares repurchased ..............................       --            --                 --
Effect of reduction of accrued offering costs .......................................     0.02            --                 --
Dilutive impact due to capital share rights offering ................................       --            --                 --
                                                                                      --------      --------          ---------
Net asset value, end of period ......................................................   $22.50        $14.37             $15.44
                                                                                      --------      --------          ---------
                                                                                      --------      --------          ---------
Market value, end of period .........................................................  $25.625       $14.000            $13.500
                                                                                      --------      --------          ---------
                                                                                      --------      --------          ---------
Total investment return (a) .........................................................    89.35%        16.49%             (2.73)%
                                                                                      --------      --------          ---------
                                                                                      --------      --------          ---------

  RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted) ............................................. $135,573       $86,359            $92,751
Ratio of expenses to average net assets (c) .........................................     2.00%         2.20%              2.35%(b)
Ratio of expenses to average net assets, excluding fee waivers ......................       --            --                 --
Ratio of expenses to average net assets, excluding taxes ............................       --            --                 --
Ratio of net investment income to average net assets ................................     0.63%         1.27%              2.46%(b)
Portfolio turnover rate .............................................................    49.48%        68.70%             11.58%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Latin America Equity Fund, Inc. (the "Fund") was incorporated in Maryland on September 16, 1991 and commenced investment operations on October 30, 1991. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All equity securities for which market quotations are readily available are valued at the last sales price prior to the time of determination, or, if no sales price is available at that time, at the closing price quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at the fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of not readily marketable securities. At December 31, 1999, the Fund held 2.11% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $3,064,703 and fair value of $2,601,764. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At December 31, 1999, the interest rate was 3.50% which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

For U.S. federal income tax purposes, realized foreign currency losses and net realized capital losses from investments incurred after October 31, 1999, within the Fund's current fiscal year, are deemed to arise on the first day of the Fund's following fiscal year. The Fund incurred and elected to defer such losses of $62,705 from realized foreign currency losses.

At December 31, 1999, the Fund had a capital loss carryforward of $26,333,554, of which $22,030,617 expires in 2006 and $4,302,937 expires in 2007.

Income received by the Fund from sources within Latin America may be subject to withholding and other taxes imposed by such countries. Also, certain Latin American countries impose taxes on funds remitted or repatriated from such countries.


--------------------------------------------------------------------------------
18

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The Fund is subject to a 10% Chilean repatriation tax with respect to all remittances from Chile in excess of original invested capital. For the year ended December 31, 1999, the Fund incurred $3,482 of such expense.

From January 23, 1997 through January 22, 1999, Brazil imposed a 0.20% CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that applied to most debit transactions carried out by financial institutions. Effective January 23, 1999, the CPMF tax expired and was reinstated on June 17, 1999 for a period of three years. The tax is assessed at a rate of 0.38% for the initial year and will drop to 0.30% for the remaining two years. For the year ended December 31, 1999, the Fund incurred $80,117 of such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and U.S. federal income tax reporting purposes.

Net currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from sales and maturities of debt securities, transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net short-term capital losses, including capital loss carryforwards, if any. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

At December 31, 1999, the Fund reclassified within the composition of net assets permanent book/tax differences from accumulated net realized loss on investments and foreign currency related transactions relating to foreign currency losses of $249,627 and from distributions in excess of net investment income of $295,858 to paid-in capital.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The Latin American securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the major securities exchange are held by a small number of investors. This may limit the number of shares for acquisition or disposition by the Fund.

The Fund, subject to local investment limitations, may invest up to 10% of its assets in non-publicly traded equity securities which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund is permitted to engage in the trading of sovereign debt of Latin American countries which involves a high degree of risk. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal and/or interest when due in accordance with the terms of such debt. Sovereign debt in which the Fund will invest is widely considered to have a credit quality below investment grade as determined by U.S. rating agencies. As a result, sovereign debt may be regarded as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations and involves major risk exposure to adverse conditions.

The Fund may enter into repurchase agreements on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repurchase agreements are deposited with Fund's custodian and pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the


--------------------------------------------------------------------------------
20

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At December 31, 1999, the Fund had no such agreements.

NOTE B. AGREEMENTS

Credit Suisse Asset Management, LLC ("CSAM), formerly known as BEA Associates, serves as the Fund's investment adviser, with respect to all investments. As compensation for its advisory services, CSAM receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly net assets, 1.15% of the next $50 million of the Fund's average weekly net assets and 1.05% of the Fund's average weekly net assets in excess of $150 million. CSAM has agreed to waive its portion of the advisory fee previously payable to the Fund's former sub-advisers. For the year ended December 31, 1999, CSAM earned $1,237,005 for advisory services, of which CSAM waived $75,649. CSAM also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 1999, CSAM was reimbursed $12,029 for administrative services rendered to the Fund.

Celfin Servicios Financieros Limitada ("Celfin") serves as the Fund's sub-adviser, with respect to Chilean investments. In return for its services, Celfin is paid a fee, out of the advisory fee payable to CSAM, computed weekly and paid quarterly at an annual rate of 0.25% of the Fund's average weekly net assets invested in Chile. For the year ended December 31, 1999, Celfin earned $15,164 for sub-advisory services.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee for its services rendered that is computed weekly at an annual rate of 0.10% of the first $100 million of the Fund's average weekly net assets and 0.08% of amounts in excess of $100 million. For the year ended December 31, 1999, BSFM earned $93,319 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid an annual fee by the Fund equal to the greater of 2,000 U.F.'s (approximately $58,000 at December 31, 1999) or 0.10% of the Fund's average weekly net assets invested in Chile and an annual reimbursement of out-of-pocket expenses not to exceed 500 U.F.'s. Such fees are paid by AFICE to Celfin for certain administrative services. An accounting fee is also paid to Celfin which is calculated and paid quarterly at an annual rate of 205.32 U.F.'s (approximately $6,000 at December 31, 1999). For the year ended December 31, 1999, Celfin earned $73,800 and $7,300 for administration and accounting services, respectively.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 7,235,428 shares outstanding at December 31, 1999, CSAM owned 7,169 shares.

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1999 was $91,329,230. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $29,154,740 was composed of gross appreciation of $31,751,448 for those investments having an excess of value over cost and gross depreciation of $2,596,708 for those investments having an excess of cost over value.

For the year ended December 31, 1999, purchases and sales of securities, other than short-term investments, were $147,522,108 and $158,679,637, respectively.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE E. CREDIT AGREEMENTS

The Fund, along with 10 other U.S. regulated management investment companies for which CSAM serves as investment adviser, had a credit agreement with BankBoston, N.A. The agreement provided that each fund is permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the fund. However, at no time was the aggregate outstanding principal amount of all loans to any of the 11 funds to exceed $25,000,000. The line of credit bore interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The above credit agreement was terminated as of June 30, 1999.

Effective December 15, 1999, the Fund, together with other funds advised by CSAM established a $250 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank AG as administrative agent, State Street Bank and Trust Company as operations agent, Bank of Nova Scotia as syndication agent as well as certain other lenders, for temporary or emergency purposes. Under the terms of the Credit Facility, the funds with access to the Credit Facility pay an aggregate commitment fee at a rate of 0.075% per annum on the average daily balance of the Credit Facility that is undisbursed and uncanceled during the preceding quarter allocated among the participating funds in such manner as is determined by the governing Boards of the various funds. In addition, the participating funds will pay interest on borrowing at the Federal Funds rate plus 0.50%. At December 31, 1999 and during the year ended December 31, 1999, the Fund had no borrowings under the credit agreements.

NOTE F. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at the direction of the Fund's Board of Directors in good faith, at fair value, after taking into consideration appropriate indications of value. The table below shows the number of units/shares held, the acquisition dates, aggregate cost, fair value as of December 31, 1999, value per unit/share of such securities and percent of net assets which the securities comprise.

                                                                                           FAIR VALUE AT    VALUE        PERCENT
                                               NUMBER OF      ACQUISITION                  DECEMBER 31,      PER          OF NET
SECURITY                                      UNITS/SHARES       DATES           COST         1999        UNIT/SHARE      ASSETS
--------                                      ------------  -----------------  ---------   -------------- ----------    ----------
Emerging Markets Ventures I L.P. ...........    447,559      01/22/98-10/27/99 $  460,134    $   493,837   $1.10          0.40
Emerging Markets Ventures I L.P. ...........     52,774          02/26/99          53,260         58,231    1.10          0.05
Emerging Markets Ventures I L.P. ...........     21,375          04/19/99          30,031         23,585    1.10          0.02
Emerging Markets Ventures I L.P. ...........     12,214          08/24/99          12,327         13,477    1.10          0.01
Emerging Markets Ventures I L.P. ...........     91,609          10/01/99          91,609        101,081    1.10          0.08
Emerging Markets Ventures I L.P. ...........     86,203          12/21/99          94,662         95,116    1.10          0.08
Jamaican Assets I L.P. .....................    939,513      07/29/97-10/20/97  1,054,295      1,221,198    1.30          0.99
Venworld Telecommunications ................     40,161      07/30/92-08/07/92    817,105        395,123    9.84          0.32

The Fund may incur certain costs in connection with the disposition of the above securities.


--------------------------------------------------------------------------------
22

--------------------------------------------------------------------------------
THE LATIN AMERICA EQUITY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

NOTE G. SHARE REPURCHASE PROGRAM

On October 21, 1998, the Fund announced that its Board of Directors had authorized the repurchase by the Fund of up to 15% of the Fund's outstanding common stock, for the purposes of enhancing shareholder value. The Fund's Board had authorized management of the Fund to repurchase such shares in open market transactions at prevailing market prices from time to time and in a manner consistent with the Fund continuing to seek to achieve its investment objectives. The Board's actions were taken in light of the significant discounts at which the Fund's shares were trading. It is intended both to provide additional liquidity to those shareholders that elect to sell their shares and to enhance the net asset value of the shares held by those shareholders that maintain their investment. The repurchase program will be subject to review by the Board of Directors of the Fund. By July, 1999, the Fund had repurchased the full amount so authorized (1,300,000 shares). On October 14, 1999, the Fund announced that its Board of Directors has authorized the repurchase by the Fund of up to an additional 15% of the Fund's outstanding common shares, for the purpose of further enhancing shareholder value. From October 21, 1998 to December 31, 1998, the Fund repurchased 10,100 of its shares for a total cost of $77,509 at a weighted average discount of 26.05% from net asset value. The discount of individual repurchases ranged from 25.58% - 26.19%. For the year ended December 31, 1999, the Fund repurchased 1,378,200 of its shares for a total cost of $11,731,377 at a weighted average discount of 23.16% from net asset value. The discount of individual repurchases ranged from 16.83% - 27.28%.


--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of The Latin America Equity Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Latin America Equity Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and issuers, provide a reasonable basis for the opinion expressed above.



PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, PA
February 18, 2000


--------------------------------------------------------------------------------
24

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On May 11, 1999, the annual meeting of shareholders of The Latin America Equity Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1)  To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR              FOR         WITHHELD       NON-VOTES
-----------------          ---------      --------       ---------
Peter A. Gordon*           6,158,919       673,375       1,322,934
William W. Priest, Jr.     6,166,158       666,136       1,322,934
Martin M. Torino           6,163,590       668,704       1,322,934

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, James J. Cattano and George W. Landau continue to serve as directors of the Fund.

* Mr. Gordon subsequently resigned from the Board and the size of the Board was reduced by one.

(2) To ratify the selection of PricewaterhouseCoopers LLP, as independent public accountants for the fiscal year ending December 31, 1999.

                           FOR           AGAINST      ABSTAIN      NON-VOTES
                        ---------        -------      -------      ----------
                        6,671,019        132,194      29,081       1,322,934

(3) To approve a shareholder proposal providing that the advisory contract between the Fund and Credit Suisse Asset Management, LLC be terminated.

                           FOR           AGAINST       ABSTAIN      NON-VOTES
                        ---------        ---------     -------      ----------
                        1,111,680        5,622,683     97,931       1,322,934

       The required votes were not received to approve the above proposal.


--------------------------------------------------------------------------------

DESCRIPTION OF INVESTLINK-SM-* PROGRAM

The InvestLink-SM- Program is sponsored and administered by BankBoston, N.A., not by The Latin America Equity Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of Company Common Stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston, N.A., as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends


--------------------------------------------------------------------------------
26
credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by theProgram Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.


--------------------------------------------------------------------------------

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 338-1176; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink-SM- Program, P.O. Box 8040, Boston, MA 02266-8040.

--------------------------------------------------------------------------------
* InvestLink is a service mark of Boston EquiServe Limited Partnership.

RECENT DEVELOPMENTS (UNAUDITED)

Recently, the Securities and Exchange Commission (the "SEC") amended Rule 14a-4(c) under the Securities Exchange Act of 1934 (the "1934 Act"), which governs the Fund's use of discretionary proxy voting authority with respect to shareholder proposals that are not being included in the Fund's proxy solicitation material pursuant to Rule 14a-8 of the 1934 Act. In light of these amendments, the Fund's Board of Directors reviewed the By-laws of the Fund and made the following material changes: 1) the percentage of ownership needed for stockholders to request a special meeting has been increased from 25% to a majority of the outstanding capital stock of the Fund entitled to vote at such meeting; 2) the advance notice requirements applicable to stockholder proposals at annual meetings and for nominations by stockholders for election to the Board of Directors have been revised to reflect changes in Rule 14a-4(c); 3) the Board's ultimate authority concerning reimbursement of expenses in soliciting proxies for the election of Directors has been clarified; and 4) the power to amend the By-laws is reserved to the Board of Directors. The Fund's By-laws are on file with the SEC and are accessible through the SEC web site (www.sec.gov) or may be obtained from the Secretary of the Fund upon request.


--------------------------------------------------------------------------------
28

SUMMARY OF GENERAL INFORMATION

The Fund--The Latin America Equity Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is long-term capital appreciation through investments primarily in Latin American equity securities. The Fund is managed and advised by Credit Suisse Asset Management, LLC ("CSAM"), formerly known as BEA Associates. CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 1999, CSAM-Americas managed approximately $72.0 billion in assets.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "LatAEqt" and THE WALL STREET JOURNAL (daily), and Barron's (each Monday) under the designation "LatinAmEqty". The Fund's New York Stock Exchange trading symbol is LAQ. Weekly comparative net asset value (NAV) and market price information about The Latin America Equity Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

THE CSAM GROUP OF FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS
SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Investment Fund, Inc. (LAM)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse Asset Management Strategic Global Income Fund, Inc. (CGF)

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Notice is hereby given in accordance with Section 23(c) of the Investment
Company Act of 1940, as amended, that The Latin America Equity Fund, Inc. may from time to time purchase shares of its capital stock in the open market.
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

DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac    Director
James J. Cattano        Director
George W. Landau        Director
Martin M. Torino        Director
William W. Priest, Jr.  Chairman of the Board of Directors
Richard W. Watt         President and Director
Emily Alejos            Chief Investment Officer
Yarek Aranowicz         Investment Officer
Hal Liebes              Senior Vice President
Michael A. Pignataro    Chief Financial Officer and Secretary
Rocco A. Del Guercio    Vice President
Robert M. Rizza         Treasurer


INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
One Citicorp Center
153 East 53rd Street
New York, NY 10022


ADMINISTRATOR

Bear Stearns Funds Management Inc.
575 Lexington Avenue
NEW YORK, NY 10022


CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109


SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105


INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103


LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019





This report, including the financial statements herein,            LAQ
is sent to the shareholders of the Fund for their              [NYSE LOGO]
information. It is not a prospectus, circular or
representation intended for use in the purchase or sale
of shares of the Fund or of any securities mentioned in
this report.
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                                                                     3915-AR-99